UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On February 22, 2011 (the “Effective Date”), Global Earth Energy, Inc. and Innovated Concepts of Ethanol Corp., a South Dakota corporation (“ICE”) executed a Joint Venture Agreement with respect to ICE’s business operations relating to certain Ethanol Facilities (as defined in the Joint Venture Agreement).

Some of the material terms of the Joint Venture Agreement are:

The registrant desires to enter into a joint venture relationship with ICE pursuant to which the registrant will invest a portion of its proceeds raised from the sale of its Series A preferred stock into ICE’s business operations relating to certain Ethanol Facilities (as defined below).

1.

Investment of ICE Payment.  The registrant shall pay and contribute to ICE an amount equal to fifteen percent (15%) of all proceeds raised by the registrant from the sale of its Series A Preferred Stock (the “Series A Stock Offering”) (the “ICE Payment”); provided, however, that the total amount of the ICE Payment that shall be paid and contributed to ICE under this Agreement shall not exceed Forty-Five Million Dollars ($45,000,000).  All of the ICE Payment shall be used by ICE for the purpose of funding ICE’s acquisition, operation and/or management of the Ethanol Facilities.  For purposes of this Agreement, the “Ethanol Facilities” shall refer to those certain ethanol production facilities designated by ICE.  The ICE Payment shall be due and payable by the registrant to ICE as follows:

(a)

An amount equal to fifteen percent (15%) of the first One Hundred Million Dollars ($100,000,000) raised by the registrant in its Series A Stock Offering shall be paid to ICE within five (5) business days after the date on which the aggregate funds received by the registrant under the Series A Stock Offering equal One Hundred Million Dollars ($100,000,000); and

(b)

An amount equal to fifteen percent (15%) of all proceeds raised by the registrant from each subsequent sale of Series A Preferred Stock in its Series A Stock Offering over and above the first One Hundred Million Dollars ($100,000,000) shall be paid to ICE within five (5) business days after the date on which the registrant makes each such subsequent sale of Series A Preferred Stock.

Notwithstanding anything in this Agreement to the contrary, this Agreement shall be null and void and of no further force and effect if the registrant has not paid to ICE at  least Twenty Million Dollars ($20,000,000) under this Paragraph 1 within sixty (60) days from the Effective Date.

2.

Issuance of the registrant Shares.  On the Effective Date, the registrant shall issue to ICE, or any person designated by ICE, 5,000,000 restricted shares of the registrant’s common stock, having a par value of $0.001 per share (the “registrant Shares”).  In accepting the registrant Shares, ICE acknowledges as follows:

(a)

ICE has received information provided to it in writing by the registrant, or information from books and records of the registrant, as specified below.  ICE understands that all documents, records and books pertaining to this investment have been made available for inspection by it, its attorney and/or its accountant and/or its “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of the registrant will be available, upon reasonable notice, for inspection by ICE during reasonable business hours at the registrant’s principal place of business.  ICE and/or its advisers have had a reasonable opportunity to ask questions of and receive answers from the registrant, or a person or persons acting on its behalf, concerning this investment in the registrant Shares, and all such questions have been answered to the full satisfaction of ICE.  No oral representations have been made and, to the extent oral information has been furnished to ICE or its advisers in connection with this investment in the registrant Shares, such information was consistent with all written information furnished.

(b)

Specifically, ICE was provided with access to the registrant’s filings with the Securities and Exchange Commission, including the following:

(i)

The registrant’s annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by ICE in writing, a copy of the registrant’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(ii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iii)

The information contained in any reports or documents required to be filed by the registrant under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(iv)

A brief description of the securities being offered, the terms of this investment in the registrant Shares, and any material changes in the registrant’s affairs that are not disclosed in the documents furnished.

(c)

ICE (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the registrant Shares for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(d)

ICE recognizes that the registrant Shares as an investment involves special risks, including those disclosed to ICE by the registrant.

(e)

ICE understands that the registrant Shares have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  ICE understands that the registrant Shares received by it must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.  ICE further understands that the registrant has not agreed and is under no obligation to register the registrant Shares on its behalf or to assist it in complying with any exemption from registration.

(f)

The registrant Shares are being accepted solely for its own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the registrant Shares.  ICE or its advisers have such knowledge and experience in financial, tax, and business matters to enable it to utilize the information made available to it in connection with this investment in the registrant Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(g)

ICE is authorized and otherwise duly qualified to purchase and hold the registrant Shares.

(h)

All information which ICE has provided to the registrant concerning itself and its financial position, and the knowledge of financial and business matter of the person making the investment decision on behalf of ICE, is correct and complete as of the date set forth in this Agreement.

(i)

ICE understands and agrees that the following restrictions and limitations are applicable to its purchase and its resales, hypothecations or other transfers of the registrant Shares pursuant to Regulation D under the Securities Act:

(i)

ICE agrees that the registrant Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the registrant Shares are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the registrant Shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the registrant Shares have been or will be placed with respect to the registrant Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by ICE of certificate(s) or other document(s) for transfer.

(j)

ICE understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the registrant Shares and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(k)

ICE acknowledges and is aware that it never has been represented, guaranteed, or warranted to it by the registrant, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the registrant, or any future projections will in any way indicate the predictable results of the ownership of the registrant Shares or of the overall financial performance of the registrant.

(l)

ICE acknowledges that ___________________________ (complete if applicable) has acted as the “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the registrant and the suitability of such investment for ICE; and (iii) the Purchaser Representative has confirmed to it, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and the registrant or its affiliates.

(m)

ICE acknowledges that the registrant has made available to it or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to it and to evaluate the merits and risks of this investment.

(n)

ICE confirms that it has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to it and the documents relating thereto on its behalf and have advised it of the business and financial aspects and consequences of and potential liabilities associated with its investment in the registrant Shares.  ICE represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of its business and financial experience and of the business and financial experience of those persons it has retained to advise it with respect to investments of this nature.  In reaching the conclusion that it desires to acquire the registrant Shares, ICE has carefully evaluated its financial resources and investments and acknowledges that it is able to bear the economic risks of this investment.

(o)

ICE acknowledges that all information made available to it and/or the Purchaser Representative, if any, and/or personal advisers in connection with its investment in the registrant Shares, including the information furnished to it, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the registrant.

(p)

ICE is an “Accredited Investor” as defined in Rule 501(a) of the Securities Act.

(q)

ICE agrees to indemnify and hold harmless the registrant and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of ICE to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by ICE herein, or in any document provided by ICE to the registrant.

3.

Profits Interest.  In consideration of the ICE Payments and the issuance of the registrant Shares as provided in Paragraphs 1 and 2, the registrant shall receive a twenty percent (20%) profits interest in each Ethanol Facility for which ICE uses all or any portion of an ICE Payment to fund the acquisition, operation and/or management of such Ethanol Facility; provided, however, that the registrant’s profits interest in any Ethanol Facility shall terminate ten (10) years from the date on which all or any portion of an ICE Payment is first invested by ICE in such Ethanol Facility.  The registrant shall not be guaranteed any minimum return during any period in which it holds a profits interest in an Ethanol Facility.  For purposes of clarity, the registrant shall not be entitled to any form of equity or profits interest in an Ethanol Facility following expiration of its profits interest in such Ethanol Facility as provided in this Paragraph 3.

4.

Advisory Board.  Until the later to occur of the expiration of the Term (as defined in Paragraph 5) or the expiration of all of the registrant’s profits interests in the Ethanol Facilities under Paragraph 3 above, ICE shall be entitled to appoint one (1) member to the registrant’s advisory board (the “ICE Appointee”).  The ICE Appointee shall serve at the pleasure of ICE and until his or her removal, death, or resignation.  ICE shall be entitled to remove the ICE Appointee in its sole discretion at any time upon written notice to the registrant.  In the event of a vacancy in the position of the ICE Appointee, whether due to removal or otherwise, ICE shall appoint a new ICE Appointee as soon a reasonably possible following the occurrence of such vacancy.

5.

Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the earlier to occur of the following: (a) the date on which the total amount of ICE Payments paid by the registrant under Paragraph 1 equals Forty-Five Million Dollars ($45,000,000); (b) the termination of the Series A Stock Offering, or (c) the mutual written agreement of the Parties to terminate this Agreement (the “Term”).

The registrant has issued a press release with respect to the Joint Venture Agreement on February 23, 2011.

A copy of the Joint Venture Agreement between Global Earth Energy, Inc. and Innovated Concepts of Ethanol Corp. and the press release issued on February 23, 2011 are attached to this Current Report as exhibits.

The discussion above with respect to the offering of the registrant’s Series A Preferred Stock in this Current Report is not used for the purpose of conditioning the market in the United States for any of the securities offered.  In addition, the securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The offering of the securities offered has been made by the registrant for the purpose of raising funds to further the joint venture operations of the registrant and other suitable projects of the registrant.

Any securities issued to the purchaser of the registrant’s Series A Preferred Stock, LB Tim Co., Ltd., will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Item 3.02

Unregistered Sales of Equity Securities.

See Item 1.01, above.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1	Joint Venture Agreement dated February 22, 2011, between Global Earth Energy, Inc. and Innovated Concepts of Ethanol Corp..
99.1	Press release issued on February 23, 2011, with respect to the Joint Venture Agreement between Global Earth Energy, Inc. and Innovated Concepts of Ethanol Corp., dated February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer